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                                                                   Exhibit 10.20





                 AMENDMENT TO AGREEMENT AND PLAN OF ORGANIZATION

         THIS AMENDMENT (the "Amendment") to the Agreement and Plan of Organization, dated as of June 2, 1999 (the "Agreement"), by and among Luminant Worldwide Corporation, a Delaware corporation (f/k/a Clarant, Inc. and referred to herein as "Luminant"), Free Range Media Acquisition Corp., a Washington Corporation ("Newco"), Free Range Media Inc., a Washington Corporation (the "Company"), and John C. Dimmer, John B. Dimmer, and Andrew L. Fry and (the "Stockholders"), is made and entered into as of September 2, 1999.

                                    RECITALS

A. Luminant, Newco, the Company and the Stockholders have determined that it is in their best interests to revise the Agreement.

B. Luminant, Newco, the Company and the Stockholders desire to amend the Agreement on the terms and subject to the conditions set forth herein.

C. All of the Other Founding Companies have simultaneously agreed to amend the Other Agreements.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The term "Shares" means shares of Luminant Common Stock. The term "Initial Holdings" means, with respect to each Accredited Stockholder, the number of Shares issued to the Accredited Stockholder at the Closing. All defined terms in the Agreement using the word "Clarant" are hereby revised to use the word "Luminant." All references to the term "Redemption" in the Agreement are hereby deleted.

         2. The Agreement is amended to provide that the references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the


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Agreement as amended hereby. To the extent that any provisions of the Agreement as in effect prior to the effectiveness of this Amendment conflict with or contradict the provisions of this Amendment, the provisions of this Amendment shall control and shall supersede such inconsistent provisions.

         3. EXHIBIT 2.1(a) of the Agreement is deleted in its entirety and replaced with the EXHIBIT 2.1(a) attached hereto.

         4. EXHIBIT 2.1(e) of the Agreement is deleted in its entirety and replaced with the EXHIBIT 2.1(e) attached hereto.

         5. Section 2.1(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  (e) At the Closing, Clarant shall withhold from Cash Consideration payable to the Accredited Stockholders and Non-Accredited Stockholders as follows:

                           (i) The amount of set forth on EXHIBIT 2.1(e)
                  necessary to satisfy in full the broker fee obligation ("Broker Fee") set forth on SCHEDULE 5.33;

                           (ii) The amount of cash the Preferred Stockholder
                  (the sole holder of preferred stock of the Company of record as of the date hereof) is entitled to receive for dividends declared and accrued with respect to his preferred stock of the Company in accordance with the Charter Documents as of the date of the Conversion ("Accrued Dividends") pursuant to the terms set forth on EXHIBIT 2.1(e);

                           (iii) The amount of cash the Lender is entitled to
                  receive immediately prior to the Effective Time, as determined according to the formula set forth on EXHIBIT 2.1(e), in satisfaction of all interest accrued as of the Closing Date ("Accrued Interest") owed to the Lender pursuant to that certain Master Borrowing Agreement by and between Free Range Media, Inc. and John C. Dimmer (the "Lender") dated March 4, 1997 (the "Promissory Note").

                  The Broker Fee, Accrued Dividends, and Accrued Interest are referred to collectively as the "Payment Obligations". At or prior to the Closing, the Company may reallocate the amounts withheld from the Cash Consideration among the categories specified in clauses (i) - (iii) of this Section 2.1(e) as necessary; PROVIDED, HOWEVER, that the Broker Fee and the Accrued Interest shall be paid in full; PROVIDED FURTHER, HOWEVER, that in no event shall any changes to the application of the Cash Consideration increase the amount of the Cash Consideration.


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         6. The chapeau of Section 3.1 is deleted in its entirety and replaced with the following:

                  3.1 MERGER CONSIDERATION; TENDER. At the Closing, Luminant shall deliver to the stockholders of the Company and holders of Options of the Company the considertion (the "Merger Consideration") in accordance with EXHIBIT 2.1(a), less the amount of cash to be withheld in satisfaction of the Payment Obligations in accordance with the formulas set forth on
                  EXHIBIT 2.1(e) as follows:

         7. EXHIBIT 3.3 is deleted in its entirety and replaced with the
EXHIBIT 3.3 attached hereto.


         8. Section 3.4 is deleted in its entirety and replaced with the following:

                  3.4 SATISFACTION OF THE PAYMENT OBLIGATIONS. The Payment Obligations shall be paid by the Surviving Corporation immediately after the Effective Time by wire transfer to the Preferred Stockholder, the Lender, and the Broker respectively pursuant to wire instructions to be provided to Luminant no later than fifteen (15) days before the Closing. Upon receipt of funds in satisification of the obligation to pay the Accrued Dividends, the Preferred Stockholder shall deliver to the Surviving Corporation, with a copy to Luminant, the acknowledgement referred to in Section 7.14. Upon receipt of funds in satisfaction of the obligation to pay the Accrued Interest, the Lender shall deliver to the Surviving Corporation, with a copy to Luminant, a written release of any and all obligations with respect to the Accrued Interest. The Stockholders shall cause the Broker, upon receipt of funds in satisfication of the Broker Fee, to deliver to the Surviving Corporation, with a copy to Luminant, a written release of any and all obligations under the Broker Agreement. In the event that the Cash Consideration is not sufficient to satisfy in full the Payment Obligations, the Stockholders shall pay any and all remaining amounts owed under such Payment Obligations.

         9. Section 7.14 is deleted in its entirety and replaced with the following:

                  7.14 CONVERSION OF PREFERRED STOCK. Prior to the Pre-Closing Date, the Company shall convert, and the Stockholders shall cause to be converted, all issued and outstanding preferred stock of the Company before the Pre-Closing Date into an equal number of common stock of the Company (the "Conversion"). Such Conversion shall be in accordance with the Charter Documents of the Company. The Preferred Stockholder shall execute and deliver (i) all proper documents to cause such Conversion in accordance with the Charter Documents and (ii) a full waiver of any of his rights under the Charter Documents of the


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                  Company or other instruments or agreements relating to his preferred stock of the Company. As of the date of the Conversion, the Preferred Stockholder shall cease to accrue dividends or hold any other rights associated with the preferred stock and the Preferred Stockholder shall only be entitled to receive shares of common stock of the Company in accordance with the conversion formulas set forth in the Charter Documents, such conversion shall be one share of common stock of the Company in exchange for each share of preferred stock of the Company. The Preferred Stockholder and the Company shall execute a written acknowledgement of the Conversion which (A) sets forth the specified number of shares of preferred stock of the Company converted to a specified number common stock of the Company, (B) acknowledges the cancellation and extinguishment thereby of all issued and outstanding shares of preferred stock, and
                  (C) sets forth the amount of any Accrued Dividends as of the date of Conversion and acknowledge and agree that such Accrued Dividends will be payable by the Surviving Corporation immediately after the Closing in accordance with the terms of EXHIBIT 2.1(e). Upon the Conversion of the preferred stock of the Company, (1) the preferred stock shall thereby be automatically cancelled and extinguished and no longer deemed outstanding for any purpose, and (2) there shall be no other issued and outstanding capital stock of the Company other than the common stock of the Company.

         10. Article 7 is hereby amended by adding the following new section 7.17:

                  7.17 EXERCISE OF OPTIONS BEFORE IPO. The Stockholders agree to use their commercially reasonable best efforts to cause holders of Options, Convertible Securities and participation rights, if any, that are currently exercisable or that will become exercisable prior to Closing to refrain from exercising such Options and Convertible Securities prior to the Closing.

         11. Article 7 is hereby amended by adding the following new section 7.18:

                  7.18 LOAN AGREEMENT. Prior to the Closing, the Company, Lender, and Luminant shall enter into a loan agreement (the "Loan Agreement") to modify the Promissory Note substantially in accordance with the term sheet attached hereto as EXHIBIT
                  7.18. Simultaneous with the execution and delivery of such Loan Agreement, Company shall issue to Lender a promissory note in connection with such Loan Agreement. The obligations of the Company under Loan Agreement and related documents shall be assumed by the Surviving Corporation and survive the Closing.

         12. Section 9.19 is deleted in its entirety and replaced with the following:


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                  9.19 CONVERSION OF PREFERRED STOCK AND CONTRIBUTIONS OF
                  CAPITAL. The Company shall deliver to Luminant (i) evidence of the Conversion in accordance with Section 7.14; (ii) written acknowledgement by the Preferred Stockholder of the Conversion and cancelation and waiver in full of his rights as a preferred stockholder of the Company in accordance with
                  Section 7.14; and (iii) evidence of the contribution to the capital of the Company made by the Lender, if any, in accordance with EXHIBIT 2.1(e).

         13. Section 10.8 is deleted in its entirety and replaced with the following:

                  10.8 SATISFACTION OF CERTAIN PAYMENT OBLIGATIONS. Immediately after the Effective Time, the Surviving Corporation shall pay in full, pursuant to Section 3.4, the amount set forth on
                  EXHIBIT 2.1(e) in satisfaction of the Accrued Dividends, Accrued Interest and the Broker Fee. All obligations of the Company with respect to the Accrued Dividends shall be released in full by the Preferred Stockholder upon receipt of such payment. The Preferred Stockholder upon receipt of such payment shall immediately deliver to the Surviving Corporation, with a copy to Luminant, a written release of all obligations of the Company with respect to such Accrued Dividends. All obligations of the Company with respect to the Accrued Interest shall be released in full by the Lender upon receipt of such payment. The Lender upon receipt of such payment shall immediately deliver to the Surviving Corporation, with a copy to Luminant, a written release of all obligations of the Company with respect to Accrued Interest. All obligations of the Company under the Broker Agreement described on SCHEDULE 5.33 shall be released in full by the Broker upon receipt of such payment. The Stockholders shall cause the Broker, upon receipt of his respective payment, to immediately deliver to the Surviving Corporation, with a copy to Luminant, a written release of all obligations of the Company under the Broker Agreement.

         14. Article 10 is hereby amended by adding the following new
Section 10.9:

                  10.9 FORM S-8 FILING. Within thirty (30) days after the Closing, Luminant agrees to file a registration statement on Form S-8 pursuant to which eligible Persons holding options to purchase Shares will be permitted to sell Shares to the public. Persons holding the "Vested Options" in Luminant identified on EXHIBIT 2.1(a) shall be prohibited from exercising the Vested Options for a period of thirty (30) days following the Closing.

         15. Article 17 is hereby amended by adding the following new
Section 17.6:

                  17.6 SALE IN OVER-ALLOTMENT. The managing underwriter of the IPO has requested an over-allotment option relating to the IPO (the "Green Shoe").


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                  Luminant will provide the opportunity to each of the
                  Accredited Stockholders to sell up to fifteen percent (15%) of the Stockholder's Initial Holdings pursuant to the Green Shoe; provided however that Luminant may reduce pro rata the number of Shares to be sold by the Accredited Stockholder, the other Accredited Stockholders and the other members and stockholders of the Other Founding Companies pursuant to the Green Shoe if (a) Luminant determines that the inclusion of all or any portion of the Accredited Stockholder's Shares or the aggregate number of Shares proposed to be sold pursuant to the Green Shoe by all members and stockholders of the Founding Companies could adversely affect the "tax free" status of the transactions contemplated in the Agreement and the Luminant Plan of Organization; or (b) in the aggregate stockholders and members of the respective Founding Companies have subscribed to sell more Shares pursuant to the Green Shoe than the total number of Shares that may be sold pursuant to the Green Shoe. Any Accredited Stockholder desiring to sell Shares pursuant to the Green Shoe must execute the underwriting agreement relating to the IPO and otherwise comply with customary procedures for selling shareholders. Luminant agrees to pay the underwriting commisions and discounts payable in respect of Shares sold pursuant to the Green Shoe by the stockholders.

         16. The third sentence of Section 17.1 is hereby deleted in its entirety and replaced with the following: "In addition, if Luminant is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 17.1 that the number of Shares offered by any Persons (including Luminant) is greater than the number of Shares that can be offered without adversely affecting the offering, Luminant may reduce the number of Shares to be offered by first reducing the number of Shares to be offered by Persons other than Luminant, the Accredited Stockholders and the members and stockholders of the Other Founding Companies, and second by reducing pro rata the number of Shares to be offered by Luminant, the Accredited Stockholders and the members and stockholders of the Other Founding Companies; provided however that in no event shall the Shares to be offered by Luminant be reduced to less than fifty percent (50%) of the offering; further provided that if the number of Shares to be offered by Luminant is already less than or equal to fifty percent (50%) of the offering, then the number of Shares to be offered by Luminant shall not be reduced. Subject to the foregoing, the reduction in the Shares offered by Luminant and the Accredited Stockholders and the stockholders and members of the Other Founding Companies shall be effected on a pro rata basis; provided that to the extent that a member or stockholder of a Founding Company has sold (in that or a previous offering), or is being provided the right to sell, fifteen percent (15%) or more of his or her Initial Holdings pursuant to any registration under this Section 17.1, such holder's rights to be included in the offering shall be subordinate to the rights of Luminant and the other members


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and stockholders of the Founding Companies."

         17. Resolutions of the Board of the Company and the resolutions of the stockholders of the Company approving this Amendment shall be adopted substantially the form attached hereto as EXHIBIT 17 as soon as practicable after the date hereof.

         18. Section 12.1(b) is hereby amended by deleting "December 31, 1999" on the 6th line, and inserting "October 15, 1999."

         19. Except as herein provided, the Agreement shall remain unchanged and in full force and effect.






                            [Signature Page Follows]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives, as of the date first above written.

                                         LUMINANT WORLDWIDE CORPORATION

                                         By:    ____________________________
                                         Name:  ____________________________
                                         Title: ____________________________


                                         FREE RANGE MEDIA ACQUISITION CORP.

                                         By:    ____________________________
                                         Name:  ____________________________
                                         Title: ____________________________


                                         FREE RANGE MEDIA, INC.

                                         By:    ____________________________
                                         Name:  ____________________________
                                         Title: ____________________________


                                         STOCKHOLDERS:

                                         ___________________________________
                                         John C. Dimmer



                                         ___________________________________
                                         John B. Dimmer



                                         ___________________________________
                                         Andrew L. Fry